DELAWARE GROUP® GOVERNMENT FUND

Delaware Core Plus Bond Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated November 28, 2012

Effective December 4, 2012, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 1997
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
J. David Hillmeyer, CFA	Vice President, Senior Portfolio Manager	November 2011
Paul A. Matlack, CFA	Senior Vice President, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Vice President, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Vice President, Senior Research Analyst	December 2012

Effective December 4, 2012, the following replaces the biographical information in the section entitled “Who manages the Fund - Portfolio managers.”

Portfolio managers

Roger A. Early, Paul Grillo, Thomas H. Chow, J. David Hillmeyer, Paul A. Matlack, Craig C. Dembek and John P. McCarthy have primary responsibility for making day-to-day investment decisions for the Fund.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm's Diversified Income products and has been influential in the growth and distribution of the firm's multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

J. David Hillmeyer, CFA, Vice President, Senior Portfolio Manager
J. David Hillmeyer is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and asset allocation of the diversified floating rate strategy. Additionally, he serves as co-portfolio manager for the fixed rate multisector and core plus strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Paul A. Matlack, CFA, Senior Vice President, Fixed Income Strategist
Paul A. Matlack is a strategist for the firm’s fixed income team. In this role, he interacts with portfolio managers, analysts, and traders, and communicates with the institutional consulting world and retail audience. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Craig C. Dembek, CFA, Vice President, Senior Research Analyst
Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

John P. McCarthy, CFA, Vice President, Senior Research Analyst
John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, autos, auto parts, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 4, 2012.